UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5360

Oppenheimer Main Street Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2017

Item 1. Reports to Stockholders.

Annual Report	8/31/2017

OppenheimerFunds® The Right Way to Invest

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	S&P 500 Index
1-Year	16.27%	9.59%	16.23%
5-Year	13.81	12.47	14.34
10-Year	6.89	6.26	7.61

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 16.27% during the reporting period. In comparison, the Fund outperformed the S&P 500 Index (the “Index”), which returned 16.23%, primarily due to stock selection in the energy and information technology sectors and an overweight position in the financials sector. The Fund underperformed the Index mainly in the industrials sector, as a result of stock selection. Stock selection in the health care and materials sectors also detracted from performance.

MARKET OVERVIEW

Domestic equities posted solid gains over the reporting period, continuing the strong upward move following the November 2016 election. The top performing sectors of the Index during the reporting period were information technology, financials and industrials. On the other side of the coin, the weakest sectors were energy, telecommunication services and real estate.

Revenues, earnings and cash flows for U.S.

corporations continued to grow during the reporting period. However, on the political front, the Trump administration has had a slower than expected start. As a result, we have dialed back our probabilities for outcomes favorable to future corporate earnings such as lower tax rates and regulatory barriers.

As investors, it is important to know what is and what is not within one’s circle of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER MAIN STREET FUND

competence. As such, we strive to keep the portfolio in an all-weather orientation. Whether rates, commodity prices, currencies or even whole economies go up or down, our goal is to have a portfolio that has the potential to outperform no matter the environment.

If our strategy includes not making oversized macroeconomic factor bets, a reasonable question is, “What types of risks are you willing to take?” First, we believe identifying companies with sustainable competitive advantages (or economic moats, if you prefer), is squarely in the middle of our circle of competence.

Second, we believe we have the skills to identify company management teams that are likely to successfully execute on their plans. Lastly, we believe that correctly valuing stocks and seeing what expectations the market is pricing in is also within our skillset. It is not by accident that we typically weight the portfolio more heavily towards companies that we believe have structural competitive advantages and/or management teams that are executing (e.g. gaining market share, expanding profit margins), with at least reasonable stock valuations.

Allow us to use a metaphor. If managing the portfolio was like betting on horses, we’d readily admit that we cannot predict ahead of time the weather or track conditions. But we do believe we can find the strongest horses (advantaged business models), the best jockeys (executing management teams), and can see when the payoff odds are in our favor (positive expected returns). In an attempt to offset our agnostic position on the conditions, we make sure to have some horses in the stable that we believe will win no matter the weather. In short, our strategy boils down to mostly stock selection.

FUND REVIEW

Top contributors to the Fund’s performance this period included Apple, Citigroup and Alphabet.

Despite three years of only modest iPhone feature upgrades, the market’s attention has rapidly shifted to the potential for a significant iPhone 8 cycle this Fall, with new screens, wireless charging, etc. These more compelling features would come at the same time the growing installed base of iPhone users have held on to their current phones for longer and longer, setting the stage for an acceleration in Apple’s business.

Citigroup continued to benefit from optimism around reduced regulatory scrutiny as a result of newly appointed government regulators who appear more favorable to large bank corporations. This was confirmed after the annual stress test, where Citi not only passed, but was given the green light to return much of its excess capital to shareholders through dividends (which it doubled) and share repurchases.

Alphabet (the holding company of Google) reported a solid set of results that fueled a

4        OPPENHEIMER MAIN STREET FUND

rerating of the company. Alphabet continued to monetize its rich asset base steadily and thoughtfully. The company is a leader in online ad spending, online video, location based services, cloud services, and has the largest mobile operating system in the world.

Top detractors from performance during the reporting period included AutoZone, General Electric and Nielsen Holdings.

During AutoZone’s fiscal third quarter, there was further deceleration of comparable store sales which came in below expectations. This further highlighted that the company may be running at a lower earnings per share growth rate in the near term (mid-single-digit to high-single-digit) versus double digit growth previously and some margin headwinds (some temporary, some not) weigh on earnings.

The slowdown appears to be industry-wide as its key competitors have also experienced decelerations. Given the shadow that Amazon is casting in U.S. retail, multiples for AutoZone and its peers have compressed as fears of share losses and price compression at the hands of Amazon have gotten extreme.

General Electric declined in the second quarter after the company delivered yet another uninspiring earnings report in April. We and the markets continue to have concerns that management’s 2017-18 financial targets are overly optimistic. Our investment thesis is that GE will slim down to focus on areas where it has a competitive advantage and good business economics. The company announced that a new CEO will take over. We believe this earlier-than-expected CEO transition is at least a partial acknowledgement that a new direction and fresh approach will be needed to drive shareholder value creation going forward.

Nielsen reduced its 2016 outlook as the Developed Market business faces challenges, particularly in consulting services. Management stated that their consumer packaged goods (CPG) customers are cutting expenses and these services are unlikely to be renewed representing ~$150 million of lower margin revenue relative to the total company’s $6 billion. It is worth noting that over two-thirds of the company’s profitability comes from its Watch segment which remains a de facto monopoly; and while growth rates and restructuring will impact 2017 results, we believe the core business of data to CPG and media companies will remain robust and normalized growth is likely to return in 2018.

STRATEGY & OUTLOOK

At the moment, the U.S. economy continues its “slow and steady” growth. This is being driven by favorable employment, wage, and inflation data, while home prices and innovation also continue to help drive the economy higher.

U.S. corporate revenues, earnings, and free cash flow have resumed their moderate growth. The post-election strength in U.S. equity markets and the return of the “risk-on trade” indicates that consensus expects earnings growth to accelerate further in the

5        OPPENHEIMER MAIN STREET FUND

quarters ahead.

At period end, we remain laser-focused on the rise in “accounting shenanigans” and the expanding spread between Generally Accepted Accounting Principles (GAAP) earnings and pro-forma adjusted earnings. This, combined with ongoing financial engineering, e.g., tax inversions and other obfuscations, have caused us to place increasing emphasis on judging the attractiveness of an investment based on free cash flow, rather than earnings.

While interest rates have increased in recent months, they are still very low relative to historical standards. Current capital allocation is fueled by this environment of ongoing relatively low interest rates. We believe the risks inherent to this market include the misallocation of capital if interest rates were to rise materially. We intend to maintain our discipline around valuation. Additionally, while

Manind Govil, CFA Portfolio Manager

Paul Larson Portfolio Manager

innovation is alive and well and continuing to help generate economic growth, fundamental disruptions across market segments have been elevated. We continue to be focused on potential disruption risk to our companies.

We expect heightened uncertainty to return in the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies—with greater consistency and stability of revenue and earnings—leading to relatively better stock performance of those companies. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility such companies frequently widen their lead over weaker competitors. We seek to invest in companies characterized by these qualities at compelling valuations, and believe this disciplined approach is essential to generating superior long-term performance.

Benjamin Ram Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Apple, Inc.	5.6%
Alphabet, Inc., Cl. C	4.6
Comcast Corp., Cl. A	3.2
Citigroup, Inc.	3.1
Merck & Co., Inc.	3.1
PepsiCo, Inc.	2.9
Facebook, Inc., Cl. A	2.8
UnitedHealth Group, Inc.	2.6
Berkshire Hathaway, Inc., Cl. B	2.4
Celgene Corp.	2.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017 and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Internet Software & Services	7.3%
Technology Hardware, Storage & Peripherals	6.5
Oil, Gas & Consumable Fuels	6.0
Capital Markets	5.7
Commercial Banks	5.4
Pharmaceuticals	3.9
Biotechnology	3.8
Health Care Providers & Services	3.7
Insurance	3.4
IT Services	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2017, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/17
	Inception
	Date	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	16.27%	13.81%	6.89%
Class B (OMSBX)	10/3/94	15.40	12.90	6.35
Class C (MIGCX)	12/1/93	15.39	12.96	6.09
Class I (OMSIX)	12/29/11	16.76	14.29	15.12	*
Class R (OMGNX)	3/1/01	15.99	13.52	6.61
Class Y (MIGYX)	11/1/96	16.55	14.11	7.28

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/17
	Inception
	Date	1-Year	5-Year	10-Year
Class A (MSIGX)	2/3/88	9.59%	12.47%	6.26%
Class B (OMSBX)	10/3/94	10.40	12.66	6.35
Class C (MIGCX)	12/1/93	14.39	12.96	6.09
Class I (OMSIX)	12/29/11	16.76	14.29	15.12	*
Class R (OMGNX)	3/1/01	15.99	13.52	6.61
Class Y (MIGYX)	11/1/96	16.55	14.11	7.28

*Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a capitalization-weighted index of 500 stocks intended to be a representative sample of leading companies in leading industries within the U.S. economy. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or

8        OPPENHEIMER MAIN STREET FUND

taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER MAIN STREET FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER MAIN STREET FUND

Actual	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During 6 Months Ended August 31, 2017
Class A	$1,000.00	$1,060.30	$4.68
Class B	1,000.00	1,056.20	8.64
Class C	1,000.00	1,056.10	8.64
Class I	1,000.00	1,062.50	2.60
Class R	1,000.00	1,059.00	6.04
Class Y	1,000.00	1,061.60	3.49

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.67	4.59
Class B	1,000.00	1,016.84	8.47
Class C	1,000.00	1,016.84	8.47
Class I	1,000.00	1,022.68	2.55
Class R	1,000.00	1,019.36	5.92
Class Y	1,000.00	1,021.83	3.42

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2017 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.66
Class C	1.66
Class I	0.50
Class R	1.16
Class Y	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS August 31, 2017

	Shares	Value
Common Stocks—99.6%
Consumer Discretionary—10.2%
Auto Components—1.3%
Delphi Automotive plc	1,348,312	$129,977,277
Hotels, Restaurants & Leisure—1.8%
McDonald’s Corp.	1,136,810	181,855,496
Household Durables—1.1%
Whirlpool Corp.	634,670	108,922,065
Media—3.2%
Comcast Corp., Cl. A	7,882,718	320,117,178
Specialty Retail—2.8%
AutoZone, Inc.[1]	292,997	154,831,335
Lowe’s Cos., Inc.	1,655,940	122,357,406
		277,188,741
Consumer Staples—8.1%
Beverages—2.9%
PepsiCo, Inc.	2,481,340	287,165,478
Food Products—3.2%
Kraft Heinz Co. (The)	1,954,650	157,837,988
Mondelez International, Inc., Cl. A	3,865,900	157,187,494
		315,025,482
Tobacco—2.0%
Philip Morris International, Inc.	1,750,898	204,732,503
Energy—6.3%
Energy Equipment & Services—0.3%
Schlumberger Ltd.	472,170	29,987,517
Oil, Gas & Consumable Fuels—6.0%
Magellan Midstream Partners LP2	2,758,643	185,904,952
Phillips 66	2,362,952	198,039,007
Suncor Energy, Inc.	6,817,010	213,576,923
		597,520,882
Financials—21.3%
Capital Markets—5.7%
Bank of New York Mellon Corp. (The)	3,009,050	157,313,134
CME Group, Inc., Cl. A	1,059,850	133,329,130

	Shares	Value
Capital Markets (Continued)
Intercontinental Exchange, Inc.	2,236,680	$144,646,096
S&P Global, Inc.	887,228	136,925,897
		572,214,257
Commercial Banks—5.4%
Citigroup, Inc.	4,603,830	313,198,555
SunTrust Banks, Inc.	1,773,131	97,699,518
US Bancorp	2,599,650	133,232,062
		544,130,135
Consumer Finance—3.0%
American Express Co.	2,381,940	205,085,034
Discover Financial Services	1,563,545	92,170,978
		297,256,012
Diversified Financial Services—2.4%
Berkshire Hathaway, Inc., Cl. B1	1,342,650	243,234,474
Insurance—3.4%
Brighthouse Financial, Inc.[1]	192,311	10,975,189
Marsh & McLennan Cos., Inc.	1,380,960	107,825,357
MetLife, Inc.	2,115,430	99,065,587
Progressive Corp. (The)	2,737,770	127,251,549
		345,117,682
Real Estate Investment Trusts (REITs)—1.4%
Mid-America Apartment Communities, Inc.	727,713	77,472,326
Ventas, Inc.	851,170	58,254,075
		135,726,401
Health Care—15.0%
Biotechnology—3.8%
Celgene Corp.[1]	1,694,606	235,431,611
Gilead Sciences, Inc.	1,708,370	143,007,653
		378,439,264
Health Care Equipment & Supplies—2.0%
Boston Scientific Corp.[1]	3,496,570	96,330,503
Stryker Corp.	746,110	105,477,571
		201,808,074
Health Care Providers & Services—3.7%
Express Scripts Holding Co.[1]	1,843,622	115,816,334

12        OPPENHEIMER MAIN STREET FUND

	Shares	Value
Health Care Providers & Services (Continued)
UnitedHealth Group, Inc.	1,287,667	$256,116,966
		371,933,300
Health Care Technology—0.9%
Cerner Corp.[1]	1,396,980	94,687,305
Life Sciences Tools & Services—0.7%
Agilent Technologies, Inc.	998,490	64,622,273
Pharmaceuticals—3.9%
Merck & Co., Inc.	4,796,480	306,303,213
Mylan NV1	1,842,200	57,992,456
Valeant Pharmaceuticals International, Inc.[1]	1,983,050	26,612,531
		390,908,200
Industrials—9.8%
Aerospace & Defense—1.9%
Lockheed Martin Corp.	639,551	195,312,480
Commercial Services & Supplies—1.6%
Johnson Controls International plc	2,345,216	92,847,102
Republic Services, Inc., Cl. A	422,110	27,538,456
Waste Connections, Inc.	622,535	41,516,859
		161,902,417
Industrial Conglomerates—2.2%
General Electric Co.	8,821,620	216,570,771
Professional Services—1.1%
Nielsen Holdings plc	2,728,075	105,985,714
Road & Rail—2.5%
Canadian National Railway Co.	1,642,510	133,026,885
Canadian Pacific Railway Ltd.	787,027	122,461,401
		255,488,286
Trading Companies & Distributors—0.5%
Fastenal Co.	1,187,690	50,678,732
Information Technology—20.7%
Communications Equipment—1.6%
Cisco Systems, Inc.	4,914,540	158,297,333
Internet Software & Services—7.3%
Alphabet, Inc., Cl. C1	490,136	460,399,449

	Shares	Value
Internet Software & Services (Continued)
Facebook, Inc., Cl. A1	1,610,140	$276,895,776
		737,295,225
IT Services—3.2%
Amdocs Ltd.	2,572,813	166,692,554
PayPal Holdings, Inc.[1]	2,538,660	156,584,549
		323,277,103
Semiconductors & Semiconductor Equipment—1.8%
Applied Materials, Inc.	2,809,560	126,767,347
Maxim Integrated Products, Inc.	1,089,690	50,844,936
		177,612,283
Software—0.3%
Snap, Inc., Cl. A1	1,935,820	28,088,748
Technology Hardware, Storage & Peripherals—6.5%
Apple, Inc.	3,409,475	559,153,900
Western Digital Corp.	1,047,650	92,476,065
		651,629,965
Materials—3.2%
Chemicals—2.5%
EI du Pont de Nemours & Co.	1,157,040	97,110,367
PPG Industries, Inc.	1,462,120	152,528,359
		249,638,726
Construction Materials—0.7%
Vulcan Materials Co.	580,473	70,388,156
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	3,551,530	170,366,894
Utilities—3.3%
Electric Utilities—2.2%
PG&E Corp.	3,225,020	226,976,908
Multi-Utilities—1.1%
National Grid plc	8,548,974	107,684,116
Total Common Stocks (Cost $7,276,375,239)		9,979,763,853

13        OPPENHEIMER MAIN STREET FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Investment Company—0.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.97%[3,4] (Cost $34,362,131)	34,362,131	$34,362,131
Total Investments, at Value (Cost $7,310,737,370)	99.9%	10,014,125,984
Net Other Assets (Liabilities)	0.1	10,401,462
Net Assets	100.0%	$10,024,527,446

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

		Shares August 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2017
Oppenheimer Institutional Government Money Market Fund, Cl. Ea		171,064,629	1,399,959,206[b]	1,536,661,704	34,362,131
		Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$	34,362,131	$901,788	$—	$—

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. A portion of Gross Additions are due to the Fund’s merger with Oppenheimer Equity Fund on March 17, 2017.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $7,276,375,239)	$ 9,979,763,853
Affiliated companies (cost $34,362,131)	34,362,131
10,014,125,984
Cash	2,999,940
Receivables and other assets:
Investments sold	24,202,432
Dividends	14,963,942
Shares of beneficial interest sold	3,073,334
Other	868,193
Total assets	10,060,233,825
Liabilities
Payables and other liabilities:
Investments purchased	24,675,631
Shares of beneficial interest redeemed	8,455,635
Distribution and service plan fees	1,791,160
Trustees’ compensation	582,195
Shareholder communications	25,616
Other	176,142
Total liabilities	35,706,379
Net Assets	$ 10,024,527,446

Composition of Net Assets
Par value of shares of beneficial interest	$191,721
Additional paid-in capital	6,728,110,208
Accumulated net investment income	62,393,523
Accumulated net realized gain on investments and foreign currency transactions	530,443,380
Net unrealized appreciation on investments	2,703,388,614
Net Assets	$ 10,024,527,446

15        OPPENHEIMER MAIN STREET FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $7,436,792,267 and 141,359,938 shares of beneficial interest outstanding)	$52.61

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$55.82

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,181,949 and 718,602 shares of beneficial interest outstanding)	$50.35

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $826,928,369 and 16,586,876 shares of beneficial interest outstanding)	$49.85

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $756,377,379 and 14,484,389 shares of beneficial interest outstanding)	$52.22

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $189,337,122 and 3,662,523 shares of beneficial interest outstanding)	$51.70

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $778,910,360 and 14,908,791 shares of beneficial interest outstanding)	$52.25

See accompanying Notes to Financial Statements.

16        OPPENHEIMER MAIN STREET FUND

STATEMENT OF

OPERATIONS For the Year Ended August 31, 2017

Investment Income

Dividends:

Unaffiliated companies (net of foreign withholding taxes of $1,291,249)	$175,356,927

Affiliated companies	901,788

Interest	32,077

Total investment income	176,290,792

Expenses

Management fees	40,570,014

Distribution and service plan fees:

Class A	15,100,413

Class B	519,650

Class C	7,670,996

Class R	778,350

Transfer and shareholder servicing agent fees:

Class A	14,163,339

Class B	115,334

Class C	1,701,323

Class I	209,397

Class R	347,071

Class Y	1,595,296

Shareholder communications:

Class A	62,921

Class B	2,628

Class C	7,995

Class I	8,509

Class R	1,277

Class Y	4,385

Trustees’ compensation	236,701

Borrowing fees	177,786

Custodian fees and expenses	50,782

Other	672,410

Total expenses	83,996,577

Less waivers and reimbursements of expenses	(1,024,743)

Net expenses	82,971,834

Net Investment Income	93,318,958

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:

Investment transactions in unaffiliated companies	646,071,834

Foreign currency transactions	(86,342)

Net realized gain	645,985,492

Net change in unrealized appreciation/depreciation on investment transactions	566,722,334

Net Increase in Net Assets Resulting from Operations	$ 1,306,026,784

See accompanying Notes to Financial Statements.

17        OPPENHEIMER MAIN STREET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016

Operations

Net investment income	$93,318,958	$75,937,700

Net realized gain	645,985,492	248,214,020

Net change in unrealized appreciation/depreciation	566,722,334	429,629,737

Net increase in net assets resulting from operations	1,306,026,784	753,781,457

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(59,068,015)	(46,527,933)

Class B	—	—

Class C	(3,140,270)	(1,196,026)

Class I	(10,010,420)	(3,866,797)

Class R	(1,236,820)	(763,514)

Class Y	(8,678,283)	(7,367,984)

	(82,133,808)	(59,722,254)

Distributions from net realized gain:

Class A	(103,171,052)	(594,358,012)

Class B	(1,113,801)	(11,993,322)

Class C	(14,060,839)	(77,543,241)

Class I	(12,535,678)	(32,969,146)

Class R	(2,641,225)	(13,438,006)

Class Y	(12,404,503)	(74,099,373)

	(145,927,098)	(804,401,100)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	1,165,143,938	405,375,168

Class B	(42,332,535)	(37,638,706)

Class C	28,978,213	75,825,408

Class I	79,024,386	300,029,017

Class R	37,720,326	18,974,757

Class Y	57,472,762	(7,371,565)

	1,326,007,090	755,194,079

Net Assets

Total increase	2,403,972,968	644,852,182

Beginning of period	7,620,554,478	6,975,702,296

End of period (including accumulated net investment income of $62,393,523 and $38,445,947, respectively)	$ 10,024,527,446	$ 7,620,554,478

See accompanying Notes to Financial Statements.

18        OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$46.57	$47.64	$52.73	$42.39	$36.69
Income (loss) from investment operations:
Net investment income[2]	0.53	0.50	0.35	0.29	0.37
Net realized and unrealized gain	6.90	4.41	0.26	10.36	5.73
Total from investment operations	7.43	4.91	0.61	10.65	6.10
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.51)	(0.43)	(0.35)	(0.31)	(0.40)
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00
Total dividends and/or distributions to shareholders	(1.39)	(5.98)	(5.70)	(0.31)	(0.40)
Net asset value, end of period	$52.61	$46.57	$47.64	$52.73	$42.39

Total Return, at Net Asset Value[3]	16.27%	11.22%	0.99%	25.20%	16.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,436,792	$5,488,385	$5,163,000	$5,429,874	$4,588,619
Average net assets (in thousands)	$6,450,132	$5,225,636	$5,404,461	$5,096,996	$4,494,340
Ratios to average net assets:[4]
Net investment income	1.08%	1.12%	0.70%	0.60%	0.95%
Expenses excluding specific expenses listed below	0.93%	0.93%	0.93%	0.92%	0.93%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.93%	0.93%	0.93%	0.92%	0.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.93%[7]	0.93%[7]	0.92%[7]	0.93%[7]
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calcu- lated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.93%
Year Ended August 31, 2016	0.93%
Year Ended August 31, 2015	0.93%
Year Ended August 29, 2014	0.92%
Year Ended August 30, 2013	0.93%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

19        OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$44.48	$45.65	$50.78	$40.88	$35.33
Income (loss) from investment operations:
Net investment income (loss)[2]	0.16	0.16	(0.02)	(0.10)	0.01
Net realized and unrealized gain	6.59	4.22	0.24	10.00	5.54
Total from investment operations	6.75	4.38	0.22	9.90	5.55
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.88)	(5.55)	(5.35)	0.00	0.00
Net asset value, end of period	$50.35	$44.48	$45.65	$50.78	$40.88

Total Return, at Net Asset Value[3]	15.40%	10.38%	0.21%	24.22%	15.71%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,182	$72,373	$113,578	$185,705	$205,386
Average net assets (in thousands)	$52,268	$90,264	$148,294	$199,044	$224,582
Ratios to average net assets:[4]
Net investment income (loss)	0.35%	0.38%	(0.05)%	(0.22)%	0.02%
Expenses excluding specific expenses listed below	1.69%	1.69%	1.68%	1.74%	1.92%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.69%	1.69%	1.68%	1.74%	1.92%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.68%	1.69%[7]	1.68%[7]	1.73%	1.86%
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.69%
Year Ended August 31, 2016	1.69%
Year Ended August 31, 2015	1.68%
Year Ended August 29, 2014	1.74%
Year Ended August 30, 2013	1.92%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

20        OPPENHEIMER MAIN STREET FUND

Class C	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$44.24	$45.51	$50.63	$40.74	$35.22
Income (loss) from investment operations:
Net investment income (loss)[2]	0.15	0.16	(0.02)	(0.07)	0.07
Net realized and unrealized gain	6.54	4.21	0.25	9.96	5.53

Total from investment operations	6.69	4.37	0.23	9.89	5.60
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.20)	(0.09)	0.00	0.00	(0.08)
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.08)	(5.64)	(5.35)	0.00	(0.08)
Net asset value, end of period	$49.85	$44.24	$45.51	$50.63	$40.74

Total Return, at Net Asset Value[3]	15.39%	10.39%	0.23%	24.28%	15.92%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$826,928	$705,167	$641,863	$677,274	$582,360
Average net assets (in thousands)	$773,972	$660,113	$670,954	$641,903	$568,419
Ratios to average net assets:[4]
Net investment income (loss)	0.32%	0.36%	(0.05)%	(0.15)%	0.20%
Expenses excluding specific expenses listed below	1.68%	1.69%	1.68%	1.67%	1.68%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.68%	1.69%	1.68%	1.67%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.67%	1.69%[7]	1.68%[7]	1.67%[7]	1.68%[7]
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.68%
Year Ended August 31, 2016	1.69%
Year Ended August 31, 2015	1.68%
Year Ended August 29, 2014	1.67%
Year Ended August 30, 2013	1.68%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

21        OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$46.25	$47.36	$52.47	$42.33	$36.82
Income (loss) from investment operations:
Net investment income[2]	0.73	0.67	0.56	0.51	0.50
Net realized and unrealized gain	6.83	4.42	0.25	10.30	5.75

Total from investment operations	7.56	5.09	0.81	10.81	6.25
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.71)	(0.65)	(0.57)	(0.67)	(0.74)
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.59)	(6.20)	(5.92)	(0.67)	(0.74)
Net asset value, end of period	$52.22	$46.25	$47.36	$52.47	$42.33

Total Return, at Net Asset Value[3]	16.76%	11.72%	1.41%	25.73%	17.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$756,378	$589,459	$277,749	$295,519	$25,203
Average net assets (in thousands)	$698,501	$335,376	$288,411	$203,534	$15,305
Ratios to average net assets:[4]
Net investment income	1.49%	1.50%	1.13%	1.05%	1.26%
Expenses excluding specific expenses listed below	0.50%	0.50%	0.50%	0.50%	0.51%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.50%	0.50%	0.50%	0.50%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%[7]	0.50%[7]	0.50%[7]	0.50%[7]	0.51%[7]
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.50%
Year Ended August 31, 2016	0.50%
Year Ended August 31, 2015	0.50%
Year Ended August 29, 2014	0.50%
Year Ended August 30, 2013	0.51%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

22        OPPENHEIMER MAIN STREET FUND

Class R	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$45.82	$46.95	$52.05	$41.85	$36.17
Income (loss) from investment operations:
Net investment income[2]	0.40	0.38	0.22	0.16	0.26
Net realized and unrealized gain	6.77	4.36	0.26	10.23	5.66

Total from investment operations	7.17	4.74	0.48	10.39	5.92

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	(0.32)	(0.23)	(0.19)	(0.24)
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00

Total dividends and/or distributions to shareholders	(1.29)	(5.87)	(5.58)	(0.19)	(0.24)
Net asset value, end of period	$51.70	$45.82	$46.95	$52.05	$41.85

Total Return, at Net Asset Value[3]	15.99%	10.94%	0.73%	24.88%	16.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,337	$132,365	$115,038	$118,479	$105,630
Average net assets (in thousands)	$158,013	$119,719	$118,942	$114,029	$104,731
Ratios to average net assets:[4]
Net investment income	0.82%	0.86%	0.45%	0.34%	0.68%
Expenses excluding specific expenses listed below	1.18%	1.19%	1.18%	1.17%	1.20%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.18%	1.19%	1.18%	1.17%	1.20%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.17%	1.19%[7]	1.18%[7]	1.17%[7]	1.20%[7]
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	1.18%
Year Ended August 31, 2016	1.19%
Year Ended August 31, 2015	1.18%
Year Ended August 29, 2014	1.17%
Year Ended August 30, 2013	1.20%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

23        OPPENHEIMER MAIN STREET FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$46.26	$47.37	$52.48	$42.30	$36.81
Income (loss) from investment operations:
Net investment income[2]	0.64	0.62	0.46	0.40	0.49
Net realized and unrealized gain	6.85	4.37	0.26	10.32	5.72
Total from investment operations	7.49	4.99	0.72	10.72	6.21
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.62)	(0.55)	(0.48)	(0.54)	(0.72)
Distributions from net realized gain	(0.88)	(5.55)	(5.35)	0.00	0.00
Total dividends and/or distributions to shareholders	(1.50)	(6.10)	(5.83)	(0.54)	(0.72)
Net asset value, end of period	$52.25	$46.26	$47.37	$52.48	$42.30

Total Return, at Net Asset Value[3]	16.55%	11.49%	1.23%	25.52%	17.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$778,910	$632,805	$664,474	$664,996	$723,798
Average net assets (in thousands)	$725,736	$618,333	$693,669	$655,922	$469,824
Ratios to average net assets:[4]
Net investment income	1.32%	1.39%	0.94%	0.84%	1.21%
Expenses excluding specific expenses listed below	0.69%	0.69%	0.69%	0.67%	0.61%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.69%	0.69%	0.69%	0.67%	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.69%[7]	0.69%[7]	0.67%[7]	0.61%[7]
Portfolio turnover rate	40%	39%	43%	52%	46%

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2017	0.69%
Year Ended August 31, 2016	0.69%
Year Ended August 31, 2015	0.69%
Year Ended August 29, 2014	0.67%
Year Ended August 30, 2013	0.61%

7. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

24        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2017

1. Organization

Oppenheimer Main Street Fund (the “Fund”) is a separate series of Oppenheimer Main Street Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from

25        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may

26        OPPENHEIMER MAIN STREET FUND

2. Significant Accounting Policies (Continued)

include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Appreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$149,419,953	$451,618,798	$3,256,724	$2,699,025,685

1. The Fund had $3,256,724 of straddle losses which were deferred.

27        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

2. During the reporting period, the Fund utilized $157,584 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the previous reporting period, the Fund utilized $405,777 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[4]
$59,565,859	$12,762,426	$72,328,285

4. $51,282,727, including $43,064,266 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	August 31, 2017	August 31, 2016
Distributions paid from:
Ordinary income	$91,085,859	$59,722,254
Long-term capital gain	136,975,047	804,401,100

Total	$228,060,906	$864,123,354

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,315,100,299

Gross unrealized appreciation	$2,802,967,573
Gross unrealized depreciation	(103,941,888)

Net unrealized appreciation	$2,699,025,685

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts

28        OPPENHEIMER MAIN STREET FUND

2. Significant Accounting Policies (Continued)

of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

29        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,018,060,757	$—	$—	$1,018,060,757
Consumer Staples	806,923,463	—	—	806,923,463
Energy	627,508,399	—	—	627,508,399
Financials	2,137,678,961	—	—	2,137,678,961

30        OPPENHEIMER MAIN STREET FUND

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Common Stocks (Continued)
Health Care	$ 1,502,398,416	$ —	$ —	$ 1,502,398,416
Industrials	985,938,400	—	—	985,938,400
Information Technology	2,076,200,657	—	—	2,076,200,657
Materials	320,026,882	—	—	320,026,882
Telecommunication Services	170,366,894	—	—	170,366,894
Utilities	226,976,908	107,684,116	—	334,661,024
Investment Company	34,362,131	—	—	34,362,131

Total Assets	$ 9,906,441,868	$ 107,684,116	$ —	$ 10,014,125,984

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an

31        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates

32        OPPENHEIMER MAIN STREET FUND

5. Market Risk Factors (Continued)

against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	11,716,093	$569,095,534	9,349,568	$ 418,430,695
Dividends and/or distributions reinvested	3,329,489	156,952,147	14,239,885	619,862,183
Acquisition—Note 10	28,125,888	1,410,232,043	—	—
Redeemed	(19,652,428)	(971,135,786)	(14,131,792)	(632,917,710)

Net increase	23,519,042	$1,165,143,938	9,457,661	$ 405,375,168

Class B
Sold	42,232	$1,938,888	101,763	$4,374,535
Dividends and/or distributions reinvested	24,381	1,105,897	283,931	11,871,183
Acquisition—Note 10	139,958	6,738,964	—	—
Redeemed	(1,115,025)	(52,116,284)	(1,246,635)	(53,884,424)

Net decrease	(908,454)	$(42,332,535)	(860,941)	$ (37,638,706)

Class C
Sold	2,152,450	$99,460,275	2,279,443	$ 96,761,579
Dividends and/or distributions reinvested	358,784	16,116,147	1,768,827	73,547,819
Acquisition—Note 10	1,532,129	73,051,894	—	—
Redeemed	(3,396,791)	(159,650,103)	(2,211,614)	(94,483,990)

Net increase	646,572	$28,978,213	1,836,656	$ 75,825,408

33        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Class I
Sold	4,733,553	$225,284,493	7,771,095	$340,784,063
Dividends and/or distributions reinvested	483,270	22,544,516	854,860	36,835,943
Redeemed	(3,478,777)	(168,804,623)	(1,743,868)	(77,590,989)
Net increase	1,738,046	$79,024,386	6,882,087	$300,029,017

Class R
Sold	1,150,451	$55,572,177	791,228	$34,904,210
Dividends and/or distributions reinvested	81,411	3,778,263	322,920	13,856,517
Acquisition—Note 10	358,243	17,672,147	—	—
Redeemed	(816,567)	(39,302,261)	(675,313)	(29,785,970)
Net increase	773,538	$37,720,326	438,835	$18,974,757

Class Y
Sold	7,170,469	$350,686,799	7,587,913	$344,870,600
Dividends and/or distributions reinvested	441,781	20,644,447	1,852,725	79,963,589
Acquisition—Note 10	424,922	21,135,599	—	—
Redeemed	(6,806,576)	(334,994,083)	(9,790,709)	(432,205,754)
Net increase (decrease)	1,230,596	$57,472,762	(350,071)	$(7,371,565)

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$3,441,115,375	$3,557,202,425

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.65%
Next $150 million	0.60
Next $150 million	0.55
Next $9.5 billion	0.45
Over $10 billion	0.43

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

34        OPPENHEIMER MAIN STREET FUND

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for

35        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor
August 31, 2017	$1,359,355	$2,955	$34,235	$35,844	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $155,880 for IGMMF management fees. This fee waiver and/ or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

36        OPPENHEIMER MAIN STREET FUND

8. Fees and Other Transactions with Affiliates (Continued)

Class A	$690,473
Class B	4,699
Class C	80,599
Class R	16,864
Class Y	76,228

This fee waiver and/or reimbursement may be terminated at any time.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

10. Acquisition of Oppenheimer Equity Fund

On March 17, 2017, the Fund acquired all of the net assets of Oppenheimer Equity Fund, pursuant to an Agreement and Plan of Reorganization approved by the Fund’s Board. The exchange qualified as a tax-free reorganization for federal income tax purposes. The purpose of this acquisition is to combine two funds with substantially similar investment objectives, strategies and risks to allow shareholders to benefit from greater asset growth potential, as well as lowered total expenses.

Details of the merger are shown in the following table:

	Exchange
	Ratio to One	Shares of
	Share of the	Beneficial	Value of Issued	Combined
	Oppenheimer	Interest Issued	Shares of Beneficial	Net Assets on
	Equity Fund	by the Fund	Interest	March 17, 2017[1]
Class A	0.260382409	28,125,888	$1,410,232,043	$7,417,357,707
Class B	0.245447207	139,958	6,738,964	56,005,045
Class C	0.247985256	1,532,129	73,051,894	847,221,021
Class I	—	—	—	731,453,131
Class R	0.258994709	358,243	17,672,147	170,484,781
Class Y	0.262396643	424,922	$21,135,599	733,181,281

1. The net assets acquired included net unrealized appreciation of $326,717,562 and no capital loss carryforward.

Had the merger occurred at the beginning of the reporting period, the Fund’s Statement of Operations would have been adjusted to the following amounts (unaudited):

Net investment income	$98,390,021
Net gain on investments	1,365,268,561
Net increase in net assets resulting from operations	1,463,658,582

37        OPPENHEIMER MAIN STREET FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Acquisition of Oppenheimer Equity Fund (Continued)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the tax cost basis of the investments received from Oppenheimer Equity Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Oppenheimer Equity Fund that have been included in the Fund’s statement of operations since March 17, 2017.

38        OPPENHEIMER MAIN STREET FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Main Street Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund (the Fund), a separate series of Oppenheimer Main Street Funds, including the statement of investments, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Fund as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2017

39        OPPENHEIMER MAIN STREET FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

Capital gain distributions of $0.82978 per share were paid to Class A, Class B, Class C, Class I, Class R and Class Y shareholders, respectively, on December 9, 2016. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 67.77% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $177,834,815 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $514,168 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $103,358,239 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

40        OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

41        OPPENHEIMER MAIN STREET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Manind (“Mani”) Govil, Benjamin Ram and Paul Larson, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers.

The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the large blend category. The Board considered that the Fund outperformed its category median for the one-, three-, five-, and ten-year periods.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail large blend funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee and total expenses were lower than its respective peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies

42        OPPENHEIMER MAIN STREET FUND

of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow and which are appropriate given the Fund’s current size.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

43        OPPENHEIMER MAIN STREET FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

44        OPPENHEIMER MAIN STREET FUND

TRUSTEES AND OFFICERS Unaudited
Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

45        OPPENHEIMER MAIN STREET FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2012) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46        OPPENHEIMER MAIN STREET FUND

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47        OPPENHEIMER MAIN STREET FUND

TRUSTEES AND OFFICERS Unaudited / Continued

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009).An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Govil, Ram, Larson, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Manind Govil, Vice President (since 2009) Year of Birth: 1969	Senior Vice President, the Main Street Team Leader and a portfolio manager of the Sub-Adviser (since May 2009). Portfolio manager with RS Investments Management Co. LLC (October 2006-March 2009). Head of equity investments at The Guardian Life Insurance Company of America (August 2005-October 2006) when Guardian Life Insurance acquired an interest in RS Investments Management Co. LLC. Lead portfolio manager - large cap blend/core equity, co-head of equities and head of equity research (2001-July 2005), and was lead portfolio manager - core equity (April 1996-July 2005), at Mercantile Capital Advisers, Inc. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

48        OPPENHEIMER MAIN STREET FUND

Benjamin Ram, Vice President (since 2009) Year of Birth: 1972	Senior Portfolio Manager of the Sub-Adviser (since January 2011); Vice President and Portfolio Manager of the Sub-Adviser (May 2009 - December 2010). Sector Manager for Financial Investments and co-Portfolio Manager for mid-cap portfolios with the RS Core Equity Team of RS Investments Management Co. LLC (October 2006-May 2009); Portfolio Manager of Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America (January 2006-October 2006) when Guardian Life Insurance acquired an interest in RS Investments Management Co. LLC. Financial analyst (2003-2005) and co-portfolio manager (2005-2006) at Mercantile Capital Advisers, Inc.; Bank analyst at Legg Mason Securities (2000-2003); senior financial analyst at the CitiFinancial division of Citigroup, Inc. (1997-2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Paul Larson, Vice President (since 2014) Year of Birth: 1971	Vice President of the Sub-Adviser and Portfolio Manager of the Main Street Team (since January 2013). Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER MAIN STREET FUND®

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

51        OPPENHEIMER MAIN STREET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms
•	When you create a user ID and password for online account access
•	When you enroll in eDocs Direct,SM our electronic document delivery service
•	Your transactions with us, our affiliates or others
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52        OPPENHEIMER MAIN STREET FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0700.001.0817 October 25, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $33,500 in fiscal 2017 and $32,400 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $12,750 in fiscal 2017 and $233 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $289,000 in fiscal 2017 and $704,560 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody exams, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $528,317 in fiscal 2017 and $237,933 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $817,317 in fiscal 2017 and $942,493 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/13/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/13/2017